   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 13, 1998
                                                      REGISTRATION NO. 333-41121
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------
                          FIRST CONSULTING GROUP, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                          8742                         95-3539020
 (State or other jurisdiction    (Primary Standard Industrial          (I.R.S. Employer
     of incorporation or         Classification Code Number)            Identification
        organization)                                                      Number)

                            ------------------------

                            111 WEST OCEAN BOULEVARD
                                   4TH FLOOR
                              LONG BEACH, CA 90802
                                 (562) 624-5200
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                            ------------------------

                               LUTHER J. NUSSBAUM
                            EXECUTIVE VICE PRESIDENT
                          FIRST CONSULTING GROUP, INC.
                            111 WEST OCEAN BOULEVARD
                                   4TH FLOOR
                              LONG BEACH, CA 90802
                                 (562) 624-5200
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                            ------------------------

                                   COPIES TO:

         ALAN C. MENDELSON, Esq.                       BROOKS STOUGH, Esq.
         PATRICK A. POHLEN, Esq.                     JEFFREY P. HIGGINS, Esq.
            Cooley Godward LLP                 Gunderson Dettmer Stough Villeneuve
          Five Palo Alto Square                     Franklin & Hachigian, LLP
           3000 El Camino Real                        155 Constitution Drive
         Palo Alto, CA 94306-2155                      Menlo Park, CA 94025
              (650) 843-5000                              (650) 321-2400

                            ------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
  As soon as practicable after this Registration Statement becomes effective.
                            ------------------------

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE

    This Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-41121) of First Consulting Group, Inc. (the "Registration Statement") is filed pursuant to Rule 462(d) of the Securities Act solely for the purpose of filing Exhibit 5.1.2. The contents of the Registration Statement are hereby incorporated by reference.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, First Consulting Group, Inc. has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf, by the undersigned, thereunto duly authorized, in the City of Long Beach, County of Los Angeles, State of California, on February 13, 1998.

                                FIRST CONSULTING GROUP, INC.

                                By:                      *
                                     -----------------------------------------
                                                   James A. Reep
                                       CHAIRMAN, CHIEF EXECUTIVE OFFICER AND
                                                     PRESIDENT

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

            SIGNATURE                          TITLE                     DATE
----------------------------------  ----------------------------  ------------------

                *                   Chairman, Chief Executive
----------------------------------    Officer and President
          James A. Reep               (PRINCIPAL EXECUTIVE        February 13, 1998
                                      OFFICER)

                *                   Chief Financial Officer and
----------------------------------    Vice President (PRINCIPAL
          Thomas A. Reep              FINANCIAL AND ACCOUNTING    February 13, 1998
                                      OFFICER)

                *
----------------------------------  Director                      February 13, 1998
           Steven Heck

                *
----------------------------------  Director                      February 13, 1998
          Steven Lazarus

                *
----------------------------------  Director                      February 13, 1998
        Stanley R. Nelson

      /s/ LUTHER J. NUSSBAUM
----------------------------------  Director                      February 13, 1998
        Luther J. Nussbaum

                *
----------------------------------  Director                      February 13, 1998
         Stephen E. Olson

                *
----------------------------------  Director                      February 13, 1998
         Scott S. Parker

                *
----------------------------------  Director                      February 13, 1998
          Jack O. Vance

      /s/ LUTHER J. NUSSBAUM                                      February 13, 1998
----------------------------------
        Luther J. Nussbaum
        ATTORNEY-IN-FACT+

------------------------

+ Power of Attorney set forth in the Registration Statement filed on November 26, 1997.

                               INDEX TO EXHIBITS

 EXHIBIT
 NUMBER    DESCRIPTION
---------  --------------------------------------------------------------------------------------------------------
 1.1*      Form of Underwriting Agreement.
 3.1*      Certificate of Incorporation of the Registrant.
 3.3*      Bylaws of the Registrant.
 4.1*      Specimen Common Stock Certificate.
 5.1.1*    Opinion of Cooley Godward LLP (previously filed as Exhibit 5.1).
 5.1.2     Opinion of Cooley Godward LLP.
10.1*      1997 Equity Incentive Plan.
10.1.1*    Form of Incentive Stock Option between the Registrant and its employees, directors, and consultants.
10.1.2*    Form of Non-Statutory Stock Option between the Registrant and its employees, directors, and consultants.
10.1.3*    Form of Non-Statutory Stock Option (United Kingdom) between the Registrant and its United Kingdom resident employees, directors, and consultants.
10.1.4*    Form of 1997 Equity Incentive Plan Notice of Exercise between the Registrant and its employees, directors, and consultants.
10.2*      1997 Non-Employee Directors' Stock Option Plan.
10.2.1*    Form of Non-Statutory Stock Option (Initial Option-Continuing Non-Employee Directors) between the
             Registrant its continuing non-employee directors.
10.2.2*    Form of Non-Statutory Stock Option (Initial Option-New Non-Employee Directors) between the Registrant and its non-employee directors.
10.2.3*    Form of Non-Statutory Stock Option (Annual Option) between the Registrant and its non-employee directors.
10.2.4*    Form of 1997 Non-Employee Directors' Stock Option Plan Notice of Exercise between the Registrant and its non-employee directors.
10.3*      1994 Restricted Stock Plan, as amended.
10.3.1*    Form of Amended and Restated Restricted Stock Agreement between the Registrant and its executive officers.
10.3.2*    Form of Loan and Pledge Agreement between the Registrant and its vice presidents.
10.3.3*    Form of Secured Promissory Note (Non-Recourse) between the Registrant and its vice presidents.
10.4*      Second Amended and Restated Associate 401(k) and Stock Ownership Plan.
10.5*      First Amendment to the Second Amended and Restated Associate 401(k) and Stock Ownership Plan.
10.6*      1997 Non-Employee Director Restricted Stock Plan.
10.6.1*    Form of Restricted Stock Agreement between the Registrant and its non-employee directors.
10.7*      Supplemental Executive Retirement Plan.
10.8*      Form of Indemnity Agreement between the Registrant and its directors and executive officers.
10.9*      Lease, dated as of October 3, 1996, between the Registrant and Landmark Square Associates, L.P. for the
             Registrant's principal executive offices in Long Beach, CA.
10.10*     Credit Agreement between the Registrant and Wells Fargo Bank, dated December 18, 1997.
11.1*      Statement re computation of per share earnings.
21.1*      Subsidiaries of the Registrant.
23.1       Consent of Grant Thornton LLP, Certified Public Accountants.
23.2       Consent of Cooley Godward LLP (included in Exhibit 5.1.1 and 5.1.2).
24.1*      Power of Attorney.
27.1*      Financial Data Schedule.

------------------------

*   Previously filed.